Exhibit 99.1

ON Semiconductor

Financial Analyst Day

Scottsdale, AZ

February 26, 2015

Safe Harbor Statement and

Non-GAAP and Forecast Information

During the course of this conference call, we will make projections or other forward-looking statements regarding future events or the future financial performance of the company. The words

“believe,” “estimate,” “anticipate,” “intend,” “expect,” “plan,” “should” or similar expressions are intended to identify forward-looking statements. We wish to caution that such statements are subject to risks and uncertainties that could cause actual events or results to differ materially. Important factors relating to our business, including factors that could cause actual results to differ from our forward-looking statements, are described in our Form 10-K, Form 10-Q’s and other filings with the Securities and Exchange Commission. Additional factors are described in our earnings release for the fourth quarter and year ended 2014. Our estimates may change and the company assumes no obligation to update forward-looking statements to reflect actual results, changed assumptions or other factors, except as required by law.

Some data in this presentation may include non-GAAP financial measures. You can find reconciliations of these non-GAAP financial measures to the most directly comparable measures under GAAP within the following presentation on our website (http://www.onsemi.com) in the

“Investors” section under the category “Annual & Quarterly Results.”

Forecasts are based on current expectations and are subject to change without notice. This presentation will not be updated to reflect any such changes.

2	Analyst Day 2015

ON Semiconductor

Agenda

Introduction—Parag Agarwal 8:00-8:05

Strategic Overview—Keith Jackson 8:05-8:35

Q&A 8:35-8:50

Standard Products Group—Bill Hall 8:50-9:10

System Solutions Group—Mamoon Rashid 9:10-9:30

Break 9:30-9:45

Image Sensor Group—Taner Ozcelik 9:45-10:05

Application Products Group—Bob Klosterboer 10:05-10:25

Q&A 10:25-10:45

Finance—Bernard Gutmann 10:45-11:15

Q&A 11:15-11:50

Lunch/Golf Outing

3	Analyst Day 2015

ON Semiconductor

Keith Jackson President & CEO

ON Semiconductor

Embarking on a new phase of growth and shareholder returns

5	Analyst Day 2015

ON Semiconductor

Key Takeaways

Growth

Above industry over the next 5 years

Levered to high growth markets,

strong product cycles

Building on a Strong Leverage

Significant expansion in margins

strong foundation Steep acceleration in EPS

Robust Cash Flow

Expect ~$400m in near to mid term

Potential of greater than $400m in

out years

Efficient Deployment of capital

Return sizable part of free cash to

shareholders

6	Analyst Day 2015

ON Semiconductor

2014 Highlights

Stabilized System Solutions Group

Robust growth in core business and target segments Built market leading imaging portfolio Expanded margins and posted strong EPS growth Announced capital return policy and $1B share repurchase

7	Analyst Day 2015

ON Semiconductor

Agenda

Leveraging past investments

Industry leading growth

Focus on cash generation and returns

8	Analyst Day 2015

ON Semiconductor

Where We Are Now

Industry Leading Cost Structure Above Industry Revenue Growth Increasing Shareholder Returns

Formidable Scale Automotive High Performance with ~$3.5B in Analog revenue1

Industrial

Image Sensors ~1 B Units/Week

Communications

Standard Products

Wide Sales Reach

Scale Favorable Broad Product End-markets & Technology Portfolio

(1)	Based on 4Q14 revenue run rate

9 Analyst Day 2015

ON Semiconductor

Shift in Strategic Priorities

Past Priorities Current Priorities

Invest in establishing scale Leverage past investments

to be competitive to drive growth and margins

Acquisitions for scale and Tuck-in acquisitions for

market reach technology

Limited shareholder returns Robust shareholder returns

Aggressive R&D Streamlined and targeted

R&D investments

10 Analyst Day 2015

ON Semiconductor

Thoughts on Acquisitions

Focus on technology Aim is to acquire technologies and leverage scale to grow revenue

driven deals Preference toward small tuck-in deals

Large acquisitions Loss of revenue due to customer multi-source strategy

No attractive assets

appear challenging Steep valuations

No need to ON Semiconductor has established significant scale consolidate to be competitive

Better return on capital in other opportunities

11 Analyst Day 2015

ON Semiconductor

Sustainable Competitive Advantage

Cost Structure

Industry leading cost structure Large scale and efficient operations

Logistics and Sales Network

Global sales and distribution presence Strong relationships with market leaders

Integrated Manufacturing

Leadership in packaging technologies Control over cost, technology & supply

® Broad Product Portfolio

One stop shop for discretes and ICs 48,000 SKUs

12 Analyst Day 2015

ON Semiconductor

Key Growth Drivers

Automotive

Smartphones Industrial

Expected 5 year revenue Expected 5 year revenue

Expected revenue CAGR of

CAGR of 5-9% CAGR of 7-9%

5-7%

Broad engagement with Rapidly expanding

Focus on growth areas such

global market leaders product portfolio

as motor control, lighting,

and energy efficiency

Leadership in high growth

areas e.g. LED lighting, Strong ecosystem

image sensors relationships

ON revenue growth to exceed Operating leverage and mix

that of the semiconductor improvement to drive margin

industry expansion and EPS growth

13 Analyst Day 2015

ON Semiconductor

Change in End-market Mix

Consumer

22% 26% Automotive

2012 61%

16% Communications

$2,895 M

17% 19% Industrial

Computing

Consumer 31%

Automotive

6%

2014 71%

18% Communications

$3,162 M 13%

22% Industrial

Computing

14 Analyst Day 2015

ON Semiconductor

Automotive – expected revenue CAGR of 5-9%


Revenue ($M)
1,000
900
800
700
600
500
2012
2013
2014

Body & Interior

- Body computers & gateways
- HVAC
- Door
- Motor control
- Smart-junction box
- Instrument clusters
- Bus protection
- Infotainment
- Active antenna

Lighting

- LED exterior
- LED interior
- HID front lighting
- Advanced front (AFS)
- Motor control

Automotive Content - *BOM Opportunity of up to $250 per Vehicle*

- Power Supplies
- In-vehicle Networking
- LIN/CAN
- FlexRay & Ethernet

Active Safety

- Electronic Power Steering
- Park Assist
- Dynamic Braking
- Suspension
- Advanced Driver Assistance

Fuel Economy and Emissions Reduction (Powertrain)

- Engine control
- Transmission
- Ignition
- Sensor interface
- Start – Stop
- 48V/HEV/PHEV
- EV

15 Analyst Day 2015
ON Semiconductor®

ON Semiconductor

Industrial – expected revenue CAGR of 5-7%

Industrial

Circuit Breakers Utility Metering Sensor Interfaces

Human-machine Wireless Security & Alarm Factory Automation

Interfaces Systems • Valve Control

Smart Motor Controllers Appliance Control

750 Revenue ($M)

650 Building Automation

HVAC Control Security & Access • Lighting Control

550 CCTV Control Building control Systems • Smoke Detection

Fire Detection & Alarm Integration

Ventilation Energy Management

450

350 Medical

2012 2013 2014

Blood Glucose Monitors • LED Lighting

Heart Rate Monitors • Ingestible Diagnostics

• Hearing Aid SOC

16 Analyst Day 2015

ON Semiconductor

Rapidly Expanding BoM in Mobile

Mobile Content

BoM Opportunity of $9
(vs $3.50 in 2009)



Revenue ($M)
600
550
500
450
400
2012
2013
2014

Power Management
- Mini-PMIC
- Battery Charger
- DC-DC
- LDOs
- Load Switch
- Temp Sensor
- Supervisory
- OVP/OCP
- Fuel Gauge
- AC-DC for Adapters
- Wireless charging

Battery
- Battery FETs
- Battery Protection IC

Protection
- EMI filters + ESD Protection
- ESD TVS diodes
- ESD TVS Arrays
- Active EMI filters

RF Signal Path
- RF Antenna Tuners
- Integrated Passives
- PA Power Control

Camera and Audio
- Autofocus
- Optical Image Stabilizer
- Audio Amps
- Noise Cancellation DSP

LCD/Lighting
- LED Backlighting
- Ambient Light Sensor
- Proximity Sensor
- Haptics Feedback
- LCD Bias Power
- Flash Drivers

Discrete Building Blocks
- FETs & Transistors
- Logic
- Audio/Video Switches
- Diodes

17 Analyst Day 2015 ON Semiconductor®

ON Semiconductor

Capital Return

Generating shareholder value is a key priority for the company

80% of FCF less debt payments to be returned to shareholders

Stock repurchase plan for $1 billion over a four-year period

18 Analyst Day 2015

Questions & Answers

19 Analyst Day 2015

Standard Products Group

Bill Hall

Executive Vice President

20 Analyst Day 2015

Standard Products Group

Robust Industry-leading Performance

21 Analyst Day 2015

Standard Products Group

Key Takeaways

Highly profitable and growing business with strong visibility

Industry leading financial performance

Solid share gains—outgrew the market by ~2x in 2014

Investing in high performance products to drive growth

22 Analyst Day 2015

Standard Products Group

“The reports of my demise have been greatly exaggerated.”

Mark Twain

Units in Billions

GM %

50

36%1 35%1

40

42.0 30 37.0 35.1 35.0 31.7 29.0 29.1 26.5 27.2 26.7

20

2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Units Sold GM % Linear (GM %)

(1)	: Non-GAAP measures. Refer to investor section of our website – www.onsemi.com for definitions and adjustments

23 Analyst Day 2015

Standard Products Group

Long product life cycles

Quick Facts

11,000 Part #s

Ship 42BU/yr

$1.2B Revenue

4th in Market Share

2015 2010 2005 2000 1990 1980 1965

$1.2 B revenue

20%1 operating margin in 2014

42 B units shipped, 11,000 core parts

Driving growth in automotive, industrial and wireless

(1)	: Non-GAAP measures. Refer to investor section of our website – www.onsemi.com for definitions and adjustments

24 Analyst Day 2015

Standard Products Group

2014 Highlights

Grew revenue by 8% Y/Y vs. Industrial 14% competitive group at 4.3%

Automotive 30%

Gross margin1 of 35.6%, up

Wireless 20% 80bps Y/Y

Telecom 4% Industry leading operating margin1 of 20%

Consumer 16% Computing 15%

Solid new product introduction across multiple end-markets

(1) : Non-GAAP measures. Refer to investor relations section of our website – www.onsemi.com for definitions and adjustments

25 Analyst Day 2015

Standard Products Group

Market Landscape: Uniquely positioned across standard and high performance portfolios.

Standard High Performance Product Portfolio Product Portfolio

High performance analog and logic Capacity Expansion 5 Ultra high power k mkt share high efficiency Die Shrink 3 6 power discretes 4

Material cost 2 Advanced over reduction voltage, over 10 current & filtering

Cost Reductions and Capacity Expansion New product platforms and SAM expansion

Includes SPG + HDD

26 Analyst Day 2015

Standard Products Group

Outgrowing the peers

2014 YOY revenue growth ONNN Standard Products

14%

Market Share

12% Standard Products DIOD Total Company RNECF

10% TOSBF VSH

8%

FCS

6%

Weighted Avg. Top Suppliers NXP Std. Products Only = 4.3% Growth 5.7%

4% Other 47.5% ONNN

2% 5.9%

0% STM

6.0%

-2% IFX

6.9%

TXN

-4% 7.7%

Source:, IHS Competitive Landscape Market Share, Databeans, Source: Company reports, ON Semiconductor estimates Web-Feet, Prismark & Paumanok, ON Semiconductor estimates

27 Analyst Day 2015

Standard Products Group

Sustainable and expanding competitive advantage

Standard Products Comp Group

SPG NXPI FCS VSH AOSL DIOD

*

Rev ($M) $1,210M $1,275M $1,146M $1,036M $327M $891M

GPM1% 36% 33% 33% 18.3% 19% 31%

EBIT1% 20% 17% 6% 1% 0% 10%

*	Total ONNN Standard Products revenue = $1,314M

Generating World Class EBIT1

90% in house manufacturing (mostly Asia) • Mix of high margin markets: automotive, protection, with world class cost structure. Volume > 42B IC, & Distribution significantly higher than corporate units average

Continue to aggressively add & utilize capital. • Focused R&D. Efficient platform execution. 22 major 29% incremental capacity added for current platforms last 2 yrs with 1.3x iteration rate. and future demand Automotive & Industrial portfolios share common

Source: Company reports, ON Semiconductor estimates platforms Data has been adjusted to account for factors such as stock based compensation

(1) : Non-GAAP measures. Refer to investor relations section of our website – www.onsemi.com for definitions and adjustments

28 Analyst Day 2015

Standard Products Group

Growing in high margin markets

Automotive Industrial Power Wireless Conversion

30% of sales 14% of sales 20% of sales

$3B SPG SAM @ 9% CAGR1 $1B SPG SAM @ 23% CAGR2 $2B SPG SAM @ 10% CAGR3 Significantly above Corp GPM Significantly above Corp GPM Significantly above Corp GPM

>38% rev growth last 2 years Development relationships with >25% rev growth last 2 years at Huawei, Schneider, Emerson, current Top 4 Mfg Delta, Lenovo.

Investing across all divisions Investing in all power discrete Investing in protection, CSP, technologies (FETs, IGBTs, E2PROM, Low Power LDOs.

GaN, Gate Drivers, PIMs).

1. Strategy Analytics, ON Semiconductor estimates

2. iSupply (Power and AMFT reports), ON Semiconductor estimates 3. iSupply AMFT, ON Semiconductor estimates

29 Analyst Day 2015

Standard Products Group

Automotive growth opportunities

Technology	Trend	SPG Solutions
Sensors	80 Sensors per car today going to 140 by 2020. ①	Precision Op Amps, Hi PSRR LDOs, ESDLC
Imaging	Up to 20 cameras per luxury car in 2020. ADAS. ②	Hi PSRR LDO, Automotive E^2PROM, MV FET
Electric Motors	Up to 120 per luxury car in 2020. PS, seats, mirrors, etc. ③	FS IGBT, High Efficiency FETs, PIMs, Gate Drivers, Precision OA, eFuse
Interface	CAN, LIN, Flexray, USB, HDMI, ENet	ESDLC, TVS, Short to Battery
Lighting	LED Lighting: Advanced Front Systems & Ambience.	LED Drivers, T6 MV FETs, Trench Schottky Rectifiers, LED Shunts

① IEEE Sensor Journal 2013
② Visions System Design Magazine
③ Auto Research Jan 2009

30 Analyst Day 2015 ON Semiconductor®

Standard Products Group

Industrial growth opportunities (High Performance Power Conversion)

Technology	Trend	SPG Solutions
High End Power Supply/UPS (Cloud)	5M servers today to over 10M by 2020. Google > 1M. ①	HV/SJ FET, IGBTs, PIMs, GaN, High Efficiency MOSFETs, eFuse, HV LDO, Hot Swap LDO
Alternative Energy (clean, remote, cheap)	**Energy use by 2020** WW: (21TKWH → 30TKWH) China: (4.6 TKWH → 10 TKWH) ②	IGBTs, PIMs, Trench Rectifiers, Gate Drivers, High Efficiency MOSFET, Precision Op Amps
Industrial Motors (automation & efficiency)	300M Industrial Motors growing 10% annually use 28% of the worlds electricity. Power efficient technologies could save the equivalent of 286 nuclear power plants ③	IGBTs, PIMs, High Efficiency MOSFETs, Precision Op Amps

① Data Center Knowledge 2014
② CIA World Fact Book
③ Clean Technica 2011 Electric Motors Use 45% of Global Electricity, Europe Responding (+ Electric Motor Efficiency Infographic)

31 Analyst Day 2015 ON Semiconductor®

Standard Products Group

Leading in high-voltage GaN

Partnership with Transphorm

Have released to production the only High Voltage (600V) GaN transistor in the market, sampling since 4Q14

Developing in house substrate capability Massive reduction in system size and cost Acceleration in customer interest in last 6 months

Actively working with server, auto, & industrial customers

32 Analyst Day 2015

Standard Products Group

Wireless growth opportunities

Drivers	Trend	SPG Solutions
Speed (accuracy)	802.11ac →ad (1Gbps →7Gbps) USB 3.0 →3.1 (5Gbps →10Gbps)	High PSRR LDO, ESDLC, CMF, low cap analog switch
Power (efficiency)	Gen 4 →6: (2x battery current). Screen size up 85% since '11. Charging time & method. ①	UL & LP LDO, Trench Schottky Diodes, High Ipp TVS, µPkg FET'S
Sensors (precision)	2007→2020: (11M→50B sensors). ②	Precision & current sense Op Amps, µPkg FETs
Security (safe storage)	40% of US smartphone users are not protected. More personal info to be stored. ③	E^2PROM
Size	Wearables, travel weight. Battery increase driving space constraints for other devices.	GaN, CSP E^2PROM, LDOs, FETs, Mixed Element Arrays, 01005 Package

① Wired Magazne April 2013 Smartphone Screen Sizes Keep On Growing
② SBP Global 9/26/14 A trillion sensors is the equivalent of 150 sensors per human on earth
③ Lifelock 10/22/2013③ Lifelock 10/22/2013

33 Analyst Day 2015
ON Semiconductor®

Standard Products Group

In Summary

A growing and highly profitable business

Industry leader in profitability

Solid design win pipeline in automotive, industrial and mobile end-markets

Strong visibility

34 Analyst Day 2015

System Solutions Group

Mamoon Rashid Senior Vice President

System Solutions Group

Positioned for growth and improved profitability

36 Analyst Day 2015

System Solutions Group

Key Takeaways

Restructuring Complete

SSG is now at cost structure to be accretive at approximately $140m quarterly revenue Business transformed from Japan domestic market supplier to a competitive globally focused business

Focused on Growth

Focused on high growth end-markets— Automotive and Wireless Creating a Motor Control Solution powerhouse Expanding foot print outside Japan with 2/3 of revenue now from outside Japan

Profitability

OpEx down over 40% in vs. two years ago

Solutions focused portfolio delivers value to customers and margin to our investors Strong IP re-use allowing lean OpEx and faster time to market

37 Analyst Day 2015

System Solutions Group

2014 Highlights – Profit growth and key market focus

Strong improvement in profits

SSG Non-GAAP EPS ($) Trend – 2014 gross margin1 20%, up 390 bps Y/Y

– 2014 operating margin1 up 990 bps Y/Y

Strong design win traction in smartphones

– Content per phone increased to $2.10 , compared to $1.00 in 2012

Accelerating penetration of motor drive solutions

– Industrial, automotive, appliances

(1) : Non-GAAP measures. Refer to investor relations section of our website – www.onsemi.com for definitions and adjustments

38 Analyst Day 2015

System Solutions Group
Aggressive restructuring

	2011-H1	2011-H2	2012-H1	2012- H2	2013-H1	2013-H2	2014-H1	2014-H2	2015-H1
Wafer Fabs	Niigata	Niigata	Niigata	Niigata	Niigata	Niigata	Niigata	Niigata	Niigata
	Gifu	Gifu	Gifu						
	Gunma	Gunma	Gunma						
Assembly/ Test	SSL	SSL	SSL	SSL	SSL	SSL	SSL	SSL	SSL
	SSMP	SSMP	SSMP	SSMP	SSMP	SSMP	SSMP	SSMP	SSMP
	KSS	KSS	KSS	KSS	KSS	KSS	KSS		
	SSV	SSV	SSV	SSV	SSV	SSV			
	SSTH	SSTH	SSTH	OSV	OSV	OSV	OSV	OSV	OSV
	SET	SET							
Operational Breakeven	$340M/qtr			$230M/qtr		$160M/qtr		~$140M/qtr	

39 Analyst Day 2015

ON Semiconductor®

System Solutions Group

Diversifying regional exposure

2012 Revenue Distribution 2014 Revenue Distribution

Americas 1% Americas 1%

Japan 41% Japan 34%

Europe 1%

Europe 1% Asia 57% Asia 64%

40 Analyst Day 2015

System Solutions Group

Focused for profitable growth

End Market Growth Trends SSG Solutions

Growth in # of Motors

Automotive High efficiency ICs and IPMs

Weight reduction

Industrial / BLDC motors

Energy efficiency ICs and IPMs White Goods Developing economies

Longer battery life OIS/AF Mobile Picture Quality Larger screen sizes Battery control

41 Analyst Day 2015

System Solutions Group

Strengthening presence in strategic end-markets

2014 Revenue by End Market

Networking 3%

Mobile

Automotive 21%

– Strong traction on OIS/AF—#1 position Consumer 37%

Industrial 14%

– LiB Battery protection—#1 Position

– Expanded into additional functions not Wireless 14% integrated into mobile chipsets Computer 11%

2012 Revenue by End Market

Motor Control

Networking 3%

– Center for motor control expertise

– Strong penetration in white goods Consumer 46% Automotive 21%

– Expanding into Automotive & Industrial

Industrial 8% Computer 14% Wireless 8%

42 Analyst Day 2015

SSG : Comprehensive Motor Control Portfolio

Server Automotive White Goods Industrial

100 A Discrete EPS

50 A AC motor inverter Radiator Fan

30 A High Power IPM

20 A Blower Fan

2-in-1 IPM

Pump

15 A IPM

Fan

10 A

Compact Seat Fan IPM

5	A

Air Handling Servo / Stepper

3	A

Monolithic 12 V 40 V 600 V 1200 V

1	A IC

43 Analyst Day 2015

System Solutions Group

Increased traction in automotive

SSG Automotive SAM ($B) SSG focus CAGR 15% vs. 5% for the overall 3.3 market

Significant fan and pump design wins 3.0 ramping in 2015

2.8 Programs with car makers to reduce size/weight of electronic motor controls

2.5

2014 2015 2016 #2 in the Igniter market with smallest size and best performanc

Source: ON Semiconductor estimates

44 Analyst Day 2015

Automotive Design Wins

Broad based wins in autos

Radiator Fan Under Oil Pump

Hood Coolant Pump

Ignition Control

Wiper Motor Driver

BodyInfotainment DSP

Fuel Pump

Seat Fan

45 Analyst Day 2015

Leveraging Motor Competencies in Autos

Our solution: 50% smaller size & weight

Windshield

Wiper

Electric Power

Steering Fuel Pump

Pump Unit HVAC Blower (Oil, Water

Van Sliding

Door Radiato

46 Analyst Day 2015

System Solutions Group

Winning in white goods

SSG focus CAGR 19% vs 6% for the overall market

#2 in fan motor driver

#2 in White Goods IPM

Expand motor control solutions to cover 1-100A range

Horizontal expansion into industrial drives with IPMs

SSG White Goods SAM ($B)

3.0

2.8

2.6

2.4

2014 2015 2016

47 Analyst Day 2015

White Goods Design Wins

Expanding presence with global OEMs

AC inverter IPM & IGBT

Air Conditioning Blower Fan

Control MCU

AC inverter IPM

Refrigerator Blower Fan

Damper motor

Ice dispenser

Washers Water Pump

Small Appliance Control MCU

48 Analyst Day 2015

System Solutions Group

Continuing momentum in mobile

SSG focus CAGR 22% vs 5% for the overall market

SSG content per phone has increased to ~$2.10

#1 in LiB Battery Protection

#1 in OIS—engaged with all camera module makers

Expanded into additional functions not integrated into mobile chipsets

Strong penetration in China and OEMs focused on emerging markets

Source: ON Semiconductor estimates

SSG Mobile SAM ($M)

1,500

1,000

500

2014 2015 2016

49 Analyst Day 2015

Mobile Design Wins

Touch Screen Interface

Display Backlight Power Supply

Bias Power Supply

Camera Auto Focus

Module Optical Image Stabilization

Battery Protection

Fuel Gauge

50 Analyst Day 2015

Leveraging IP to drive revenue

Re-use of mixed signal & MCU capabilities providing competitive advantage

Portable & Automotive Audio

SSG IP Portfolio Breakout from ONNN Total

34%

Dual MCU Pen controller for 8 – 14” tablets

51 Analyst Day 2015

System Solutions Group

In Summary

SSG is now a competitive globally focused business

Positioned for sustainable margin and earnings growth

Robust design pipeline in strategic markets

52 Analyst Day 2015

Intermission

Image Sensor Group

Taner Ozcelik Senior Vice President

ON Semiconductor

Steep growth in Automotive and Industrial

55 Analyst Day 2015

Image Sensor Group

Key Takeaways

On track to achieve non GAAP EPS accretion target for Aptina

– $0.08 in 2015, $0.10 in 2016

– Aptina integration process on track, set to complete by mid 2015

Investing in automotive and industrial to drive growth and expand margins

– #1 market share and expanding technology lead in automotive cameras

– Strong position in security and scanning

– Robust design win pipeline

Unmatched technology, customer relationships, and scale

– Uniquely positioned with leadership in broad range of imaging technologies

– Broadest range of customer relationships in automotive and industrial markets

– ON’s manufacturing scale & logistics networks provide significant competitive advantage in focus end-markets

56 Analyst Day 2015

Image Sensor Group

A 40+ Year Legacy of Imaging Expertise

Image Sensor Group (ISG)

CYPRESS
Image Sensor Business Unit

TRUESENSE imaging, inc.

Aptina IMAGING

2010

- Linear, Light and Proximity Sensors
- Custom solutions and modules
- Vertical market expertise

2011

- Strong CIS Global Shutter Portfolio
- Industrial Focus
- Leaders in Machine Vision
- 25+ years experience in CIS
- Sensors from 1 MP – 16 MP
- Larger optical formats and pixels

2014/Apr

- High-performance CCD/CIS portfolio
- Four decades of imaging expertise
- Leaders in Industrial Imaging
- Sensors from VGA – 28 MP

2014/Aug

- Inventors of CMOS imaging
- Technology innovators
- Over 2 billion sensors shipped
- Broad applications served
- < VGA to 25 MP sensor range
- World-class development tools

2015

- 2000+ imaging patents
- Combined imaging expertise
- Large sensor portfolio
- Strong focus on supply chain
- ON Semi driven quality excellence

57 Analyst Day 2015
ON Semiconductor®

Image Sensor Group

Leadership in Key Technology and Systems

Image Processing & Systems

High Dynamic Range and High-Frame Rate leadership Industry Leading Development Tools

CFA, Optics & Packaging

Innovative pixel optics, Clarity+, OIS system integration High-performance package configurations

Pixels and Si Process

Leadership with small and large pixel CMOS, IT and Full Frame CCDs, Linear and TDI arrays, Global Shutter Advanced processes: BSI, stacked, 65/40nm, Rad-tolerant, wafer scale stitching Expertise in pixel performance at automotive temperature ranges (115°C+)

58 Analyst Day 2015

Image Sensor Group

Key Growth Drivers

Automotive Industrial Consumer

2014-18 market IoT, security, automation Highly selective focus on

CAGR of 28% key drivers profitable opportunities

Safety, mandates, and Broadest portfolio in the Leverage differentiated consumer acceptance key market technology to address

drivers niche applications

ONNN market leader with #1 in IP cameras and

~45% share, ~70% in scanning

ADAS

Significantly above Significantly above

corporate gross margin corporate gross margin

Source: TSR, IMS, ON Semiconductor estimates

59 Analyst Day 2015

Image Sensor Group

Automotive Image Sensor Market

Automotive CMOS sensor market Auto CMOS sensor market share

1,200 Gentex Others Sony

Panasonic

1,000

Toshiba

800

Omnivision

millions 600 Melexis $ 400

200

0 ONNN

2014 2015 2016 2017 2018

2014-18 revenue CAGR of 28% #1 position with 46% market share

Source: TSR, IMS, ON Semiconductor estimates

60 Analyst Day 2015

Image Sensor Group

Accelerating momentum in automotive image sensors

Auto image sensors Technology and market leadership

Revenue up 71%1 Y/Y in 2014

Strong technology leadership and software capabilities— pioneer in auto image sensors

200

Safety, Government mandates

160

Increasing use of image sensors in autos in addition to rear view camera millions 120 in 80 Autonomous/Intelligent vehicles $ Numbers of cameras in cars go up to 20 from 2—need for 40 automotive to be aware of their environment & context

0 Partnerships

2012 2013 2014 Deep partnerships with application processor providers in safety critical and viewing applications

(1)	Including Aptina and Truesense revenue for periods before close of acquisitions

61 Analyst Day 2015

Image Sensor Group

Potential for more than 20 image sensors in automotive

Rear Front

Front View Bac Forward Collision Su Warning Lane Departure Warning Auto High-beam Control Traffic Sign Recognition Pedestrian Detection Adaptive Cruise Control Night Vision

Side

Mirror Replacement In Car Surround View Passenger Monitoring Top View Drowsy Driver Blind Spot Detection Instrument Control DVR

Air Bag

62 Analyst Day 2015

Image Sensor Group

Leading in automotive technologies

LFM (LED flicker mitigation) Technology LFM

– Leader in LFM technology LED flicker reduction

– Fast becoming the top priority issue for OEMs • Flicker problem for video driven by LED adoption viewing and Machine vision

Unique pixel level

Stacked Wafer Technology implementation

– Advanced algorithms – Improved pixel performance and integrations – Lower power Pixel

SOC and Algorithms • BSI for higher QE and lower cross talk

Metal

– Full image processing – LFM

Deep Photo diode for better

– Perspective correction – Interfaces & data transfer QE and NIR performance

Global Shutter SOC and Algorithms

– For In cabin ambient light reduction

– Best in class efficiency • ISP / SOC processing

Backup, Surround view, ADAS

Leading Fabrication Technology

– 200mm and 300mm – Advanced uLens

– Back Side Illumination and CFA

63 Analyst Day 2015

Image Sensor Group

Strong position in industrial image sensors

Industrial Image

Sensors Security

Revenue up 17%(1) Y/Y in 2014 sition in • Broadest product • Proliferation of traffic monitoring portfolio security cameras #1 share in IP • Software • Increased need for 320 camera market capabilities surveillance

280

240 Internet of Things (IoT)

200

Adding vision and sensing to context aware millions 160 applications in

$ 120

80 Industrial Automation

40

Industrial Automation Automated quality 0 assurance

Machine vision

2012 2013 2014

(1) Including Aptina and Truesense revenue for periods before close of acquisitions

64 Analyst Day 2015

Image Sensor Group

Top to Bottom Portfolio in Industrial Imaging



Machine Vision
- Factory automation and inspection
- Robotic vision
- Biometrics



High-End Surveillance
- Aerial Surveillance
- Intelligent Traffic Systems (ITS)
- Mapping



Medical and Scientific
- Digital radiography
- Dental
- Astronomy



Other High Performance
- Space Exploration
- Cinematography
- Custom Sensors



Scanning
- Handheld Barcode Reading
- Fixed/POS Barcode Scanners



Mainstream Surveillance
- IP Camera
- CCTV
- DIY/Home


INTERNET of
THINGS

Internet of Things (IoT)
- Smart Home
- Lighting
- White Goods



1D Sensors
- Light & Proximity Sensors Modules
- Currency Verification

High Performance CMOS/CCD
- High Resolution
- Global Shutter
- Large Pixels
- VITA/PYTHON/LUPA families
- TrueSense CCDs
- #1 in High Speed Image Sensors

Mainstream CMOS
- Aptina CMOS image sensors
- Smaller pixels
- Smaller optical size
- #1 in Barcode Scanners
- #2 in Mainstream Security
- #1 IP Security Camera

$1000
$100
$10
$1

65 Analyst Day 2015
ON Semiconductor®

Investing in IoT – a Vast Opportunity

A $400M Market by 2018

Surveillance

Fire Cloud

Lighting & Smoke

ON Semiconductor

Motion HVAC Sensors Controls

Top of the line product & technology offering Adding

Door

Lock sight and

Turnkey solutions Vacuum with wide portfolio cleaners sensing to and ecosystem intelligent strength devices…

Refrigerator Washing Machine

66 Analyst Day 2015

Image Sensor Group

Imaging System & Software Solutions

Leading Imaging Development Software PDAF + OIS – “Hummingbird”

Control and UI Image

Misclib ? 13M CMOS Sensor Leadership

INI Position Feedback ? OIS Leadership

Color Pipe ON Semiconductor

Python Images Sensor Image Data

System Solution

Control (W/ PDAF) ? High sensitivity PDAF pixels

PDAF Data

Imaging Libraries

OIS Controller ? System optimized for:

OIS actuator / VCM

AF actuator / VCM • Fast AF lock

AP Algorithm

Video

DevWare Modular Kit Gyro

Still in presence of motion

IoT Reference Kit – “Matrix” Smart LED Lighting System

Actuator Module

Bending

Steering/ IVN light? 2M Sensor + WiFi module with HW package

Body ECU

Actuator

Module and SW Bending light

HL leveling HL leveling

Left Right? Best of breed BOM in perf/cost

linear linear step step motor motor

HL bending Driv. Driv. HL bending Left Right

step r o . Driv? Complete one-stop-shop

linear mot Driv . motor step linear

LIN? Ease of D-In – plug & play approach

ECU

micro

CAN

67 Analyst Day 2015

Image Sensor Group

Profitability key driver in consumer market

Focus on driving profitability

Align resources and product portfolio to ensure margin expansion

Selectively participate in performance categories

Sports Camera, Highly differentiated high-end mobile devices

Differentiation through image quality and technology

PDAF, Clarity+, HDR, Pixel performance, Low noise, Low light sensitivity

68 Analyst Day 2015

Image Sensor Group

Aptina Integration update

On track with non GAAP EPS accretion of 8c in 2015 & 10c in 2016

– Synergies and mix to drive profitability

Integration on track

– CFA production ramp in 2Q on target

– IT integration set to complete in 2Q

On track to meet back office and operational synergy plans

– Support functions and supply chain

69 Analyst Day 2015

Image Sensor Group

In Summary

On track to achieve financial targets

Investing in automotive and industrial markets to drive growth and profitability

Market & technology leader in auto image sensors, the fastest growing image sensor market—2014-18 revenue CAGR of 28%

70 Analyst Day 2015

Application Products Group

Bob Klosterboer Executive Vice President

Application Products Group

Driving growth in Industrial, Automotive, and Smartphones

72 Analyst Day 2015

Application Products Group

Key Takeaways

APG is targeting to grow at twice the market rate

– Strategic resources aligned to ensure success of critical projects in strategic growth markets

– Early engagement with strategic customers to drive steep product ramp

Strong margin expansion going forward

– Operating margin expansion driven by manufacturing efficiencies and highly differentiated products

– Development scale and IP re-use to improve new product efficiencies and margins

73 Analyst Day 2015

Application Products Group

Overview and 2014 highlights

Applications Products Group

Automotive
- ASICs
- Smart FETs
- Voltage Reg.
- Networking
- LED Lighting
- Drivers

Mil/Aero & Foundry
- Digital ASIC
- RAD hard by design
- Trusted Foundry
- Integrated Passives
- FPGA Conversions

Industrial & Timing
- Industrial ASIC
- Industrial ASSP
- Networking
- Zigbee Wireless
- ECL
- CMOS Clocks

Medical
- Audio /Audiology DSP
- Surge protection
- Metering
- Implantable Memory
- RF Tuning

Power Solutions DC/DC
- PC Power
- Wireless Charging
- DC/DC
- Load Switches
- PMIC

Power Conversion AC/DC
- AC/DC
- Rapid Charging
- Drivers
- PFC
- LED Lighting

APG Value Proposition:

"We work with our customers to develop world class products which provide high quality, innovative solutions to power and signal management challenges".

2014 Highlights:

Revenue $ 1.1B
- Y/Y growth of 7.4% vs. peers at 3.9%

Gross Margin[1] 44.4%, up 120bp Y/Y

Operating Profit[1] of $145m, up 11.3% Y/Y

(1) : Non-GAAP measures. Refer to investor section of our website – www.onsemi.com for definitions and adjustments

74 Analyst Day 2015 ON Semiconductor®

Application Products Group

Growth opportunities in established markets

Automotive Industrial Wireless

37% of sales 28% of sales

10% of sales Significantly above corporate Significantly above corporate

Above corporate gross margin gross margin gross margin

~20% revenue growth 13% YoY revenue growth in last 2 years in 2014 > 60% revenue growth over the last 2 years Investing in LED Lighting, Investing in RF IOT

Smart FETs, Power Supplies Connectivity, Sensor Interface Investing in Wireless

& Communication & Digital Medicine Charging, PMICs, RF Tuning

& Rapid Charging

75 Analyst Day 2015

Application Products Group

Automotive growth opportunities

Lighting—Advanced front, rear & interior lighting Automotive revenue ($M) with leading global tier-1s & OEMs

400

Body & Powertrain: SmartFETs, motor actuation, smart junction boxes

350

Vehicle electrification: Transition from LDOs to high efficiency SMPS

300 Networking: LIN/CAN IVN, and Ethernet to address 2012 2013 2014 high bandwidth ADAS need

76 Analyst Day 2015

Automotive

Expanding content and capabilities

Active Safety
ASIC
Current Sense LDO

ADAS
Power Supplies
System Basis Chips
Motor Control
Smart FETs
Ultrasonic Sensor I/F
Image Sensor support

Instrument Clusters
LED Backlight
Power Supplies
Smart FETs
System Basis Chips



Lighting
Full LED AFS
LIN RGB
SMPS
SBC
Motor Control
Backlighting
Smart FETs HS
Pixel Lighting

Electrification
Inductive Senor I/F IP
Start-Stop – ASIC/ASSP
Power Supplies
System Basis Chips
Current Sense LDOs
Battery Monitoring

In-Vehicle Networking
System Basis Chips (SBC)
FlexRay
Ethernet
CAN Partial Network
LIN relay

Powertrain
Pressure Sensor I/F IP
Multi-Spark IGBT
Transmission Control
Nock Sensor Interface

77 Analyst Day 2015
ON Semiconductor®

OEM Cooperation

For Lighting

OEM

Tier-1 Tier-1

IC

Network approach (vs. sequential) Each party contributes with own core competency and system know-how Parallel processes ? short TTM

Early witnessing or co-defining emerging leading edge technologies Optimal system solution

78 Analyst Day 2015

Application Products Group

Gaining momentum in industrial

Industrial Revenue ($M) Ultra low power ZigBee wireless solutions for home automation, smart energy and smart lighting

350

Intelligent, networked sensor and LED lighting 300 solutions for smart building controls

250 Patient diagnostics and drug delivery for connected mobile healthcare

200

Industria Io

79 Analyst Day 2015

Market Macro Trend Industrial IoT

Trend: The internet of "things" will grow agressively during 2015 – 2020






Product Positioning

Develop low power, standards based, wired and wireless network solutions that can be marketed directly as well as incorporated into system solutions
- Ultra Low Power 2.4Mhz ZigBee SOC (Orion)
- Narrow band Sub 1Ghz and BLE products under development

Develop system in package solutions that enable wearable and unobtrusive form factors
- 2,5D and 3D Packaging solutions
- Thru silcon Vias

Develop energy harvesting, wireless charging, fast charging and ultra low power conversion devices
- A4WP Wireless charging platform
- NCP4370 in development to support both the Qualcomm Quick Charge 2.0 and Rapid Charge Standards

Develop IP portfolio that will cross multiple end use markets to enable rapid changes in "hot" markets

80 Analyst Day 2015

ON Semiconductor®

Application Products Group

Medical – Digital Medicine for Connected People

Medical Revenue ($M)

140

120

100 Ezairo 7100

Quad-core Hearing Aid SoC

80 Qualified Discretes

ASICs &

Medical Imaging Foundry

Medical ASSP

3D SiP

81 Analyst Day 2015

Application Products Group

Communications growth opportunities

Wireless Revenue ($M) A4WP wireless charging Rx/Tx power solutions

120

80

DC-DC PMICs for the AP/graphics processors, baseband chipsets and camera modules

40

0

Scalable RF tuning solutions for multimode, multiband 4G LTE-A smartphones

82 Analyst Day 2015

Wireless Charging

First mover in an accelerating market

SAM for loosely coupled wireless charging ($M)

800 600 400 200 0

Source: ON Semiconductor estimates

83 Analyst Day 2015

Wireless Charging

Ecosystem in place to drive steep adoption

Drivers in place for rapid adoption

Compelling consumer advantages

- Ubiquitous charging :charging of multiple devices on a single universal charging station
- Convenience of built-in solution vs. aftermarket accessories
- Pricing: A4WP brings down pricing to drive adoption by mainstream consumers

Market leaders introducing flagship products

- Qualcomm's Flagship Snapdragon 810 chipset designed to enable A4WP wireless charging
- Leading OEMs working on devices with A4WP enabled wireless charging capabilities
- ON broadly engaged with multiple chipset providers and OEMs

Critical mass of key stakeholders in place for A4WP

- Carriers, OEMs, Chipset vendors and component providers

84 Analyst Day 2015 ON Semiconductor® ON

Wireless Charging Solutions


Dynamic RF Tuning
Control
Bluetooth
Control
Bluetooth
Single Chip Power Management SCY6992
PA
RF Tuning
4V-20V
Full Bridge
Front-end Divider & Monitor SCY1751
4V-15V
Dual Input Switching Battery Charger
battery
Smart Battery ICs
USB
4V-28V
100 V Surge
100V Surge OVP with Reverse
4V-15V

A4WP Transmitter

High-end platforms block diagram


NFC
PTIC
Controller
Coil
13.56/6.78MH z
Wireless Charging

Advanced RF capability

ONNN well positioned with market leaders to provide solutions for a broad range of major functions

85 Analyst Day 2015 ON Semiconductor®

Transforming Charging Solutions

Enabling Smaller Sized Adapters Smarter Chargers

Shrink 12 W Size to

Existing 5 W Size 20 V

12 V

Increase Power in

9 V

Existing 5 W to 12 W

5	V

WLLC Digital PFC Sync Rec GaN Switches

86 Analyst Day 2015

Computing Content Returns – ON is well positioned

(~ 392%)

(-17%)

Content (70%)

Desktop (-14%) (-15%) (-10%)

(~ -45%) (~ -10%)

Notebook

Sandybridge Ivybridge Haswell Broadwell Sky Lake Cannon Lake

87 Analyst Day 2015

Application Products Group

In Summary

APG is positioned to outgrow the market

Key wins at market leaders are helping define next generation products

Targeting significant margin expansion

88 Analyst Day 2015

Business Units Questions & Answers

ON Semiconductor

Bernard Gutmann CFO and EVP

ON Semiconductor

Driving operating leverage and shareholder returns

91 Analyst Day 2015

ON Semiconductor

Key Takeaways

Margin expansion

– Mix & operating leverage to drive significant margin expansion

Acceleration Leverage past investments

– Investments in place to drive margin in EPS growth expansion, growth

Robust cash flow

– Expect $400m annual Free Cash Flow1 in near to mid term

Efficient deployment of capital

– Sizable part of free cash flow to be returned to shareholders

(1): Free Cash Flow (FCF) is defined as operating cash flow less capital expenditures

92 Analyst Day 2015

ON Semiconductor

2014 Highlights

Operating margin1 up by 210 bps Y/Y to 12.2% Gross margin1 up by 180 bps Y/Y to 35.3%

EPS1 growth of 42% Y/Y to $0.75

Stabilized System Solutions Group

Announced capital return policy & $1B share repurchase

Acquired Truesense & Aptina to boost imaging portfolio

(1)	: Non-GAAP measures. Refer to investor section of our website – www.onsemi.com for definitions and adjustments

93 Analyst Day 2015

ON Semiconductor

Agenda

Target Financial Model

Path to achieving the target model Free Cash Flow model Capital allocation policy

94 Analyst Day 2015

ON Semiconductor

2017 Target Model

Revenue—$4 Billion

Gross Margin1 40%

Operating expenses1 21-23% Operating Margin1 17-19% EPS1 $1.40-$1.60

Free cash flow – 13-16% of revenue

Cash return to shareholders – 80% of FCF2

(1)	: Non-GAAP measures
(2)	: 80% of free cash flow after debt servicing will likely be returned to shareholders

95 Analyst Day 2015

ON Semiconductor

Path to 2017 target model—Revenue

Annual revenue

1	Automotive CAGR 7%

growth of 5%

4.5

Communications CAGR 7.5%

B) 4.0

( $

3.5

Revenue Industrial CAGR 5%

3.0

2.5 Computing CAGR 3%

2.0

Consumer GAGR 2%

(1)	: Organic growth from 4Q14 annualized revenue base

96 Analyst Day 2015

ON Semiconductor

Steady gross margin improvement

Key Gross Margin Drivers Non-GAAP Gross Margin1 Trend

38% Improving mix of industrial, automotive and smartphones

36%

34%

Higher operating leverage

32%

30% Stabilization of SSG

(1)	: Non-GAAP measures. Refer to investor section of our website – www.onsemi.com for definitions and adjustments

97 Analyst Day 2015

ON Semiconductor

Bridge to target gross margin1

M 160 bp

smartphones

40%

Utilization 250 bp

35%

Manufacturing efficiencies 120 bp

Better capital efficiency

30%

Synergies 60 bp

(1) : Non-GAAP measures. Refer to investor section of our website – www.onsemi.com for definitions and adjustments (2) ASP decline offset by operational improvements

98 Analyst Day 2015

ON Semiconductor

Change in mix 2014 to 2017

2014 2017

Computing Computing 11%

13% Auto Auto 31% 33% Consumer Consumer 14% 16%

Comm Comm 19% Industrial

18% Industrial 22% 23%

99 Analyst Day 2015

ON Semiconductor

Strong execution driving operating margin1 expansion

Key Operating Margin Drivers

Non-GAAP Operating Margin1

Trend Fall-through from gross margin

14%

12%

Leverage from operating expenses

10%

8%

6% Stabilization of SSG

4%

Targeted R&D spending

(1)	: Non-GAAP measures. Refer to investor section of our website – www.onsemi.com for definitions and adjustments

100 Analyst Day 2015

ON Semiconductor

Operating Margin – Opex.1 discipline, fall-through to drive expansion

Sizeable part of incremental gross profit to transition to operating income

740 25% 720 700 24% revenue million 680 $ of Revenue growth to outpace in % 660 operating expense growth as 23% Opex 640 Opex 620 600 22% 2012 2013 2014

Acquisition synergies to help mitigate Inflationary increases in opex.

(1)	: Non-GAAP measures. Refer to investor section of our website – www.onsemi.com for definitions and adjustments

101 Analyst Day 2015

ON Semiconductor

Historic EPS trend

Key EPS Drivers

Historic EPS1 Trend

$0.25

Improved operating results

$0.20

$0.15

$0.10 Flat cash taxes

$0.05

$-

Low interest and other expenses

(1)	: Non-GAAP measures. Refer to investor section of our website – www.onsemi.com for definitions and adjustments

102 Analyst Day 2015

ON Semiconductor

On track to generate $400m in annual free cash flow

Key Cash Flow Contributors

300 10%

Improved operating results

250

8%

200 million 6% $ 150

in Margin Disciplined capital spending

4% FCF FCF 100 2% 50

0 0% Stabilization of SSG

2012 2013 2014

103 Analyst Day 2015

ON Semiconductor

Cash flow drivers for the target model

Operating Cash flow—20-22% of revenue Net cash interest—~$26-$30m Cash taxes—~8-10% of pretax income

Depreciation and amortization—6-7% of revenue Capex—6-7% of revenue FCF—13-16% of revenue

104 Analyst Day 2015

ON Semiconductor

Capital expenditure and manufacturing strategy

No step function rise likely in capital expenditure

Capacity expansion will be inline with forecasted demand Will continue to invest in our integrated manufacturing model Expand capacity through innovative partnerships, e.g. Fujitsu Industry leading cost structure

105 Analyst Day 2015

ON Semiconductor

Capital deployment

80% of FCF1 cash return to shareholders

Acquisition focus on expanding technology portfolio

Scale not a strategic priority – Industry leading cost structure

Sufficient access to domestic cash

(1) : 80% of free cash flow remaining after debt servicing will likely be returned to the shareholders subject to required approvals

106 Analyst Day 2015

Group Questions & Answers

107 Analyst Day 2015

ON Semiconductor

Financial Analyst Day 2015

ON Semiconductor

Additional Information

For additional information visit the ON Semiconductor corporate website www.onsemi.com or for official filings visit The SEC website www.sec.gov

109 Analyst Day 2015